Fees Summary	May 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,934,696,480
Previously Paid Amount	0
Total Fee Amount	296,202.03
Total Offset Amount	0
Net Fee	$ 296,202.03